UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2025

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1360 Post Oak Blvd, Suite 100, Houston, Texas 77056

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2025, Stewart Information Services Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Only stockholders of record as of the close of business on March 11, 2025 were entitled to vote at the 2025 Annual Meeting. As of March 11, 2025, 28,026,117 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2025 Annual Meeting. At the 2025 Annual Meeting, 24,772,278 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2025, were before the meeting, and they received the following votes:

Proposal 1: Election of Ten Directors to Serve until the 2026 Annual Meeting. The following individuals were elected to serve as directors of the Company:

	For	Against	Abstentions	Broker Non-Votes
Thomas G. Apel	23,298,591	345,280	9,244	1,119
C. Allen Bradley, Jr.	22,403,222	1,240,675	9,219	1,119
Robert L. Clarke	23,044,192	599,666	9,258	1,119
William S. Corey, Jr.	23,560,573	83,308	9,235	1,119
Frederick H. Eppinger, Jr.	23,435,735	209,026	8,353	1,119
Deborah J. Matz	23,489,553	148,997	14,565	1,119
Matthew W. Morris	23,486,237	157,742	9,136	1,119
Karen R. Pallotta	23,348,245	29,035	14,565	1,119
Manolo Sanchez	23,489,663	148,897	14,555	1,119
Helen Vaid	23,551,872	89,087	12,156	1,119

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstentions	Broker Non- Votes
23,049,592	548,637	54,885	1,119

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions	Broker Non- Votes
24,337,338	351,227	86,663	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/s/ Elizabeth K. Giddens
Elizabeth K. Giddens, Chief Legal Officer and Corporate Secretary

Date: May 8, 2025